                                                                                                       _____________________________

                                                                                                                OMB APPROVAL
                                                                                                       -----------------------------

                                                   UNITED STATES                                          OMB Number:    3235-0060
                                         SECURITIES AND EXCHANGE COMMISSION                               Expires:    May 31, 2000
                                               Washington, D.C. 20549                                     Estimated average burden
                                                                                                          hours per response  5.00
                                                                                                       -----------------------------


                                  FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 30, 2000
                                                --------------------------------

                     GaSonics International Corporation
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Delaware                         0-23372               94-2159729
--------------------------------------------------------------------------------
(State or other jurisdiction              (Commission          (IRS Employer
of incorporation)                         File Number)       Identification No.)

          404 East Plumeria Drive, San Jose, California            95134
--------------------------------------------------------------------------------
            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code      (408) 570-7400
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On October 25, 2000, GaSonics International Corporation ("GaSonics") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Novellus Systems, Inc. ("Novellus"), a Delaware corporation, and Neptune Acquisition-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Novellus. If the merger is completed, GaSonics will become a wholly-owned subsidiary of Novellus and each outstanding share of GaSonics common stock will be converted into the right to receive 0.52 of a share of Novellus common stock.

     GaSonics, its directors, executive officers and certain other members of management and employees may be soliciting proxies from GaSonics stockholders in favor of the adoption and approval of the Merger Agreement and approval of the merger and related matters, including: Asuri Raghavan (Chief Executive Officer, President and Director), Jerauld J. Cutini (Senior Vice President of Marketing and Business Development), Rammy Rasmussen (Vice President of Finance, Chief Financial Officer and Secretary), Bill Alexander (Vice President, Worldwide Sales and Field Operations), Graham Hills (Vice President, Chief Technical Officer), John Villadsen (Vice President, Manufacturing Operations), Dave Toole (Chairman of the Board of Directors), Monte M. Toole (Vice Chairman of the Board of Directors), Kenneth L. Schroeder (Director), Kenneth M. Thompson (Director), and F. Joseph Van Poppelen (Director). Certain information concerning the participants in the solicitation is set forth below. Additional information will be set forth in the Registration Statement and the Proxy Statement/Prospectus that are expected to be filed with the Securities and Exchange Commission in connection with the merger. In connection with the merger, certain directors and officers of GaSonics holding an aggregate of approximately 4,102,496 shares of GaSonics common stock and options to acquire shares of GaSonics common stock, representing approximately 15.94% of GaSonics' 17,026,462 shares outstanding as of September 15, 2000 (including shares subject to options exercisable within 60 days that are covered by the voting agreements), have entered into voting agreements, dated October 25, 2000 (the "Voting Agreements"), and irrevocable proxies (the "Irrevocable Proxies"), pursuant to which they have agreed to vote their GaSonics shares in favor of the adoption and approval of the Merger Agreement and approval of the merger and related matters.

     Mr. Raghavan beneficially owns 752,000 shares of GaSonics common stock, including 400,000 shares issuable upon exercise of options, 174,998 of which are exercisable within 60 days. Mr. Cutini beneficially owns 158,000 shares of GaSonics common stock, including 150,000 shares issuable upon exercise of options, of which 24,999 are exercisable within 60 days. Mr. Rasmussen beneficially owns 52,000 shares of GaSonics common stock, including 50,000 shares issuable upon exercise of options, none of which are exercisable within 60 days. Mr. Alexander beneficially owns 179,564 shares of GaSonics common stock, including 160,000 shares issuable upon exercise of options, 27,994 of which are exercisable within 60 days. Mr. Hills beneficially owns 65,874 shares of GaSonics common stock, including 65,000 shares issuable upon exercise of options, 17,707 of which are exercisable within 60 days. Mr. Villadsen beneficially owns 60,422 shares of GaSonics common stock, including 60,000 shares issuable upon exercise of options, 14,062 of which are exercisable within 60 days. Mr. Dave Toole beneficially owns 958,908 shares of GaSonics common stock, including 245,000 shares issuable upon exercise of options, 169,998 of which are exercisable within 60 days. Mr. Monte M. Toole beneficially owns 1,685,728 shares of GaSonics common stock. Mr. Schroeder beneficially owns options to purchase 75,000 shares of GaSonics common stock, 37,500 of which are exercisable within 60 days. Mr. Thompson beneficially owns options to purchase 30,000 shares of GaSonics common stock, 15,000 of which are exercisable within 60 days. Mr. Van Poppelen beneficially owns 85,000 shares of GaSonics common stock, including 75,000 shares issuable upon exercise of options, 37,500 of which are exercisable within 60 days. Under the terms of applicable option documents, certain of the options listed above which are not presently exercisable and vested will become immediately exercisable and vested upon the completion of the merger.

     In addition to their holdings of GaSonics common stock and options, Mr. Dave Toole, Chairman of GaSonics' Board of Directors, and Mr. Monte M. Toole, Vice Chairman of GaSonics' Board of Directors, each hold 1,500 shares of Novellus common stock; Mr. Raghavan, Chief Executive Officer, President and Director, holds 1,000 shares of Novellus common stock; and Mr. Van Poppelen, Director, holds 55,000 shares of Novellus common stock. Their Novellus holdings were disclosed to the Board of Directors of GaSonics in connection with its consideration of the merger. Mr. Van Poppelen did not participate in the vote of the GaSonics Board of Directors with respect to the Merger Agreement, the merger or any related matters. All other members of GaSonics' Board of Directors voted in favor of the Merger Agreement, merger and related matters.

Employment arrangements

In connection with the Merger, Mr. Raghavan and certain other members of GaSonics' management have received or expect to receive offers of employment with Novellus following the completion of the merger, with cash compensation, benefits and option grants which are comparable to similar-level excutives at Novellus and which are consistent with Novellus' past hiring practices.

Indemnification

     For not less than (i) six (6) years, in the case of certain acts and omissions, and (ii) four (4) years, for all other acts or omissions, after the effective time of the merger, Novellus will, and will cause GaSonics as the surviving corporation in the merger to, indemnify and hold harmless the present and former officers, directors, employees and agents of GaSonics (the "Indemnified Parties") in respect of acts or omissions occurring on or prior to
--------------------
the effective time of the merger to the extent provided for under GaSonics' Certificate of Incorporation and Bylaws and existing indemnification agreements, subject to any limitation imposed from time to time under applicable law.

     For (i) six (6) years, in the case of certain acts and omissions, and (ii) four (4) years, for all other acts or omissions after the effective time of the merger, Novellus will, and will cause GaSonics as the surviving corporation in the merger to, use its best efforts to provide officers' and directors' liability insurance in respect of acts or omissions occurring on or prior to the effective time of the merger covering each such person currently covered by GaSonics' officers' and directors' liability insurance policy on terms at least as favorable as the coverage currently in effect on the date hereof. Novellus will not be obligated to cause the surviving corporation to pay premiums in excess of 150% of the amount per annum GaSonics paid in its last full fiscal year. If the surviving corporation is unable to obtain the required insurance without paying more than that, it will obtain as much comparable insurance as possible at that cost.

     For a period of (i) six (6) years, in the case of certain acts and omissions, and (ii) four (4) years, for all other acts or omissions, after the effective time, to the extent there is any claim, action, suit, proceeding or investigation (whether commencing before or after the effective time) against or involving any indemnified party that arises out of or pertains to any action or omission (or alleged action or omission) in his or her capacity as a director, officer, employee, or agent of GaSonics which act omission occurred prior to the effective time, Novellus will, and will cause the surviving corporation to, provide legal counsel and to defend the indemnified party and to pay the reasonable fees and expenses of counsel.

     Novellus will also pay all expenses, including reasonable attorneys' fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided for in the merger agreement to the extent that the indemnified party is determined to be entitled to indemnification under the merger agreement.

     Forward-Looking Statements:  Except for the historical information
     ---------------------------
presented, certain matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements in this release include statements regarding financial forecasts, market growth predictions, leadership positions, bringing new technologies and products to the market, and the likelihood and timing of closing. Factors that could cause actual results to differ materially include risks and uncertainties such as the failure of GaSonics' technology to complement and/or broaden Novellus' current technologies, the ability of the combined company to create anticipated synergies and increased product sales as a result of the acquisition, and possible difficulties in combining the operating plans and scientific cultures of Novellus and GaSonics. These risks are detailed from time to time in Novellus' and GaSonics' public disclosure filings with the U.S. Securities and Exchange Commission (SEC), including Novellus' annual report on Form 10-K for the fiscal year ended December 31, 1999, Novellus' Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, Novellus' Registration Statement on Form S-3 filed on April 5, 2000, and Novellus' Form 8-K filed on April 21, 2000, GaSonics' annual report on Form 10-K for the fiscal year ended September 30, 1999, GaSonics' Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1999, March 31, 2000, and June 30, 2000, GaSonics' Registration Statements on Form S-3 filed on April 10, 2000 and October 3, 2000, and GaSonics' Form 8-K filed on September 27, 2000. Copies of Novellus' and GaSonics' public disclosure filings with the SEC are available from their respective investor relations departments.

     Additional Information and Where to Find It:  Contemporaneously with this
     --------------------------------------------
filing pursuant to SEC Rule 14a-12 (and SEC Rule 425), GaSonics is filing a Current Report on Form 8-K containing information concerning the expected participants in GaSonics' solicitation of proxies in connection with the proposed merger of GaSonics with a subsidiary of Novellus (the "October 26 Form 8-K"), which is incorporated herein by reference. Investors are urged to read the October 26 Form 8-K carefully. In addition, it is expected that Novellus will file a Registration Statement on Form S-4 with the SEC in conjunction with the merger (the "Registration Statement"). The Registration Statement will include a proxy statement of GaSonics with respect to GaSonics stockholders' vote on the proposed merger and a prospectus of Novellus with respect to the Novellus shares to be issued to GaSonics stockholders in the proposed merger (the "Proxy Statement/Prospectus"). GaSonics plans to mail the Proxy Statement/Prospectus to its stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Proxy Statement/Prospectus will contain important information about GaSonics, Novellus, the merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the Web site maintained by the SEC at http://www.sec.gov. Free copies of the Proxy
                              ------------------
Statement/Prospectus and these other documents may also be obtained from (i)

GaSonics by directing a request by mail or telephone to GaSonics, 404 East Plumeria Dr., San Jose, CA 95134, attention: Rammy Rasmussen; telephone (408) 570-7400, and (ii) Novellus by directing a request by mail or telephone to Novellus, 4000 N. 1st St., San Jose, CA 95134, attention: Bob Smith, telephone
(408)943-9700. In addition to the Registration Statement and the Proxy Statement/Prospectus, GaSonics and Novellus file annual, quarterly, and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information filed by GaSonics or Novellus at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. GaSonics' and Novellus' filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.
                                                      ------------------

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2000

                                    GASONICS INTERNATIONAL CORPORATION



                                    By: /S/ RAMMY RASMUSSEN
                                        -------------------
                                    Rammy Rasmussen
                                    Vice President of Finance and
                                    Chief Financial Officer